SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                 August 4, 2000
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                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



         Delaware                   1-10126                      76-0262791
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        (State or other            (Commission                  (IRS Employer
         jurisdiction of            File Number)                 Identification
         incorporation)                                          Number)


                   1999 Broadway, Suite 4300, Denver, CO 80202
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               (Address of principal executive offices) (Zip Code)



                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:  Other Events

         On July 25, 2000 and July 31, 2000, respectively, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2, respectively, each of which are incorporated herein by this reference. The Press Release at Exhibit
99.1 relates to an announcement by Registrant regarding Registrant's 2nd quarter financial results, and the Press Release at Exhibit 99.2 relates to an announcement by Registrant regarding Registrant's declaration of a dividend for third quarter 2000

Item 7:      Financial Statements, Pro Forma Financial Information and Exhibits

    (c)      Exhibits

              Item No.                    Exhibit List
            -----------             ------------------------------------------

              99.1     Press release dated July 25, 2000 issued by Registrant.

              99.2     Press release dated July 31, 2000 issued by Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 TREMONT CORPORATION
                                                 (Registrant)




                                                 By: /s/ Joan H. Prusse
                                                 --------------------------
                                                   Joan H. Prusse
                                                   Assistant General Counsel
                                                       and Assistant Secretary




Date: August 4, 2000